SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): June 6,  2014

TIANLI AGRITECH, INC.
(Exact name of registrant as specified in its charter)

British Virgin Islands	001-34799	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite K, 12th Floor, Building A, Jiangjing Mansion
228 Yanjiang Ave., Jiangan District, Wuhan City
Hubei Province, China 430010
(Address of principal executive offices)

Registrant’s telephone number, including area code: (+86) 27 8274 0726

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 6, 2014, we entered into a subscription agreement with Mr. Houliang Yu for the issuance and sale of 1,600,000 of our common shares (the “Shares”), representing approximately 8.18% of our then outstanding 19,564,000 common shares, for a total purchase price of $3,840,000, or $2.40 per share. After giving effect to the sale, Mr. Yu will own 1,600,000 common shares, representing approximately 7.56% of our outstanding common shares. The subscription agreement is filed as Exhibit 10.1 to this report (the “Subscription Agreement”).

As a condition of the sale, Mr. Wang agreed not to sell the Shares for 12 months and thereafter at not less than $2.40 per share.

Item 3.02 Sale of Unregistered Securities.

On June 12, 2014, we sold to Mr. Houliang Yu 1,600,000 common shares, representing approximately 8.18% of our outstanding common shares immediately prior to the sale, for a total purchase price of $3,840,000, or $2.40 per share, pursuant to the Subscription Agreement. After giving effect to the sale, Mr. Yu will own 1,600,000 common shares, representing approximately 7.56% of our outstanding common shares.  As a condition of the sale, Mr. Yu agreed not to sell the Shares for 12 months and thereafter at not less than $2.40 per share.  We did not pay any brokerage or other commissions to an underwriter, broker-dealer or other person in connection with the sale.

The Shares were issued in an “off-shore” transaction exempt from the registration requirements of the Securities Act under Rule 903 of Regulation S of the Securities Act. Mr. Yu is a non-U.S. Person, as defined in Rule 902of Regulation S. The certificates evidencing the Shares were endorsed with restrictive legends in accordance with Regulation S.

Item 7.01 Regulation FD Disclosure.

On June 18, 2014, we issued a press release reporting the sale of the Shares to Mr. Houliang Yu.  A copy of the press release is attached hereto as Exhibit 99.1.

The information in Exhibit 99.1 shall not be deemed as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such Section, nor shall it be deemed incorporated by reference in any filing by us under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1   Subscription Agreement with Houliang Yu dated June 6, 2014.
99.1   Press release issued June 18, 2014.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIANLI AGRITECH, INC.

By:	/S/ Ping Wang
Ping Wang
Chief Executive Officer

Dated: June 18, 2014